59421_3/28650.00010


                                                               Exhibit 23.1

                       INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Ennis Business Forms, Inc.:


We consent to the use of our report incorporated herein by reference.


                                 /s/KPMG LLP


Dallas, Texas
August 25, 2000